LOAN AGREEMENT

This Loan Agreement (the “Loan Agreement”) is made as of [date], 2013, by and between [name of lender] (the “Lender”) and Ocean Thermal Energy Corporation, a Delaware corporation with its registered offices at 800 South Queen Street, Lancaster, PA 17603 (the “Borrower”).

WITNESSETH:

WHEREAS, the Borrower desires to obtain certain credit facilities, as set forth in this Loan Agreement, and the Lender is willing to provide such credit facilities on the terms and conditions set forth herein;

NOW, THEREFORE, the Lender and the Borrower, intending to be legally bound, hereby agree as follows:

1.
The Credit Facilities. The Lender agrees, pursuant to the terms ark conditions of this Loan Agreement and the other Loan Documents (as defined below), to make a loan to the Borrower in the original principal amount of [note amount] ($[note amount]) (the “Loan”). The Loan shall be evidenced by a Note (the “Note”) and shall be made in accordance with and subject to the terms and conditions of this Loan Agreement, the Note and the other Loan Documents.

2.
The Loan Documents. The following documents and materials (together with this Loan Agreement and any other accessory documents executed in connection herewith, such documents and materials, as they may be amended, restated, renewed and extended, are collectively referred to herein as the “Loan Documents”) have been or will be executed in connection with the Loan:

a.             Note;

b.
Security Agreement, of even date herewith, between Lender and Borrower (the “Security Agreement”).

A warrant, of even date herewith, granting to Lender, as additional consideration for making the Loan to Borrower, the right to purchase [warrant share number] fully paid and nonassessable shares of common stock of Ocean Thermal Energy Corporation (“OTE”) at a price per share equal to a 10% discount off the price of OTE’s common stock as at the time of the IPO of OTE on either the Alternative Investment Market (AIM) of the London Stock Exchange, or the opening share price of the Reverse Merger on the US Over the Counter (OTC) or NASDAQ market.

3
Interest Rate. The Loan shall bear interest as set forth in the Note.

4.
Repayment. Repayment of the Loan shall be made as set forth in the Note, and pre-payment shall be permitted as therein specified.

5.
Use of Proceeds. The proceeds of the Loan shall be used to support the operational, development and construction costs for the Baha Mar SDC prefect.

6.
Collateral. The Loan will be secured by a first lien security interest in the assets of Borrower now owned or hereafter acquired as more specified set forth in the Security Agreement.

7.
Representations and Warranties. The Borrower, in order to induce the Lender to make the Loan, make the following representations, warranties and promises:

a.
Good Standing. Each Borrower is a corporation, duly organized, validly existing and in good standing under the laws of the place of its incorporation, with powers adequate to own its properties, and to carry on its business as presently conducted by it.

Loan Agreement	1

b.
Authority; Binding Agreement. The execution, delivery and performance of the Loan Documents are within the corporate power of the Borrower, have been duly authorized by the Borrower and are not in contravention of law or the terms of the Borrower’s Articles of Incorporation and By-Laws. The execution, delivery and performance of the Loan Documents does not and will not contravene any documents, agreements or undertakings to which the Borrower or either of them is a party or by which either is bound. No approval of any person, corporation, governmental body or other entity is a prerequisite to the execution, delivery, validity or enforceability and performance of the Loan Documents. When executed by the Borrower, the Loan Documents to which the Borrower is a party will constitute the legally binding obligations of the Borrower, enforceable in accordance with their terms except as the enforceability may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors’ rights generally.

c.
Financial Information. Subject to any limitation stated therein or in connection therewith, all balance sheets, earning statements, accounts receivable lists and aging schedules and other financial data which have been or shall be furnished to the Lender by the Borrower to induce the Lender to enter into this Loan Agreement or otherwise in connection herewith, do or will fairly represent the financial condition of the Borrower in all material respects, are accurate, complete and correct in all material respects insofar as completeness may be necessary to give the Lender a true and accurate knowledge of the subject matter as of the date hereof. There are no material liabilities, direct or indirect, fixed or contingent, of the Borrower as of the date of such financial statements which are not reflected therein or in the notes thereto. There has been no material adverse change in the financial condition or operations of the Borrower since the date of said financial statements or since the respective dates on which either furnished the Lender with other financial data or other representations about their financial condition.

d.
Solvency. Any borrowings to be made by Borrower under this Loan Agreement do not and will not render Borrower, or either of them, insolvent. Neither of the Borrower is contemplating either the filing of a petition under any state or federal bankruptcy or insolvency laws, or the liquidation of all or a major portion of its property, and neither of the Borrower has any knowledge or any reason to know of any person contemplating the filing of any such petition against it.

8.
Covenants. The Borrower agrees with the Lender that during the term of this Agreement and the other Loan Documents, and any extensions, replacements or renewals thereof (except as otherwise agreed by the Lender in writing):

a.
Insurance. The Borrower shall maintain adequate fire and extended coverage insurance, with the Lender named as lender loss payee, as well as general liability, business interruption and other insurance policies as are customary. All such insurance:

i.
Shall be issued in such amounts and by such companies as are satisfactory to the Lender; and

ii.
Shall contain provisions providing for thirty (30) days’ prior written notice to the Lender of any intended change or cancellation and providing that no such change or cancellation shall be effective as to the Lender in the absence of such notice.

b.
Notice of Default; Litigation. The Borrower shall notify the Lender in writing immediately upon becoming aware of any default hereunder, or of any actions, suits, investigations, or proceedings at law, in equity or before any governmental authority that may have a material adverse effect on the Borrower, pending or threatened, against or affecting the Borrower or any collateral securing the Loan or involving the validity or enforceability of the Loan Documents or the priority of the liens created thereunder.

Loan Agreement	2

c.
Financial Information. The Borrower shall make available upon request to the Lender on an annual basis, annual financial statements of the Borrower, compiled by certified public accountants, within one hundred twenty (120) days after the end of each fiscal year.

d.
Expenses. The Borrower shall pay all costs and expenses (including, but not limited to, attorneys’ fees) incidental to the Loan, to the preservation and priority of the Lender’s liens and security interests under the Loan Documents and to the collection of all obligations pursuant to the Loan Documents.

e.
Deposit Relationship. The Borrower shall establish and maintain their primary deposit relationship with a reputable financial institution.

f.
Further Assurances. The Borrower shall execute such documents as the Lender may reasonably request relating to the Loan.

g.
Nature of Business. Neither Borrower shall enter into any type of business other than that in which it is presently engaged, or otherwise significantly change the scope or nature of its business.

h.
Mergers, Etc. Neither Borrower shall wind up, liquidate or dissolve, reorganize, merge or consolidate with or into, or convey, sell, assign, transfer, lease, or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to any person, or acquire all or substantially all of the assets or the business of any person except as part of a purchase of the completed Seawater District Cooling project by Baha Mar, Ltd.

i.
Sale of Assets, Etc. The Borrower shall not sell, lease, assign, transfer, or otherwise dispose of any of its now owned or hereafter acquired assets, except: (1) inventory disposed of in the ordinary course of business; (2) the sale or other disposition of assets no longer used or useful in the conduct of its business; and (3) as part of a purchase of the completed Seawater District Cooling project by Baha Mar, Ltd.

j.
Additional Borrowings. Borrower shall not create, incur, assume, or suffer to exist, any indebtedness, except: (i) borrowings pursuant to this Agreement; (ii) unsecured trade credit incurred in the ordinary course of business which are paid in a timely manner; (iii) other obligations to the Lender; (iv) borrowings used to prepay in full the Borrower’ obligations under the Loan Documents; and (v) other permitted borrowings set forth on Schedule 10(j) hereto.

k.
Guaranties, Etc. The Borrower shall not assume, guaranty, endorse, or otherwise be or become directly or contingently responsible or liable (including, but not limited to, an agreement to purchase any obligation, stock, assets, goods, or services, or to supply or advance any funds, assets, goods, or services, or an agreement to maintain or cause such person to maintain a minimum working capital or net worth, or otherwise to assure the creditors of any person against loss) for obligations of any person, except (i) guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business and (ii) guaranties in favor of the Lender.

Loan Agreement	3

l.
Liens, Etc. Borrower shall not create, incur, assume or suffer to exist, any mortgage, security interest, pledge, lien, charge or other encumbrance of any nature whatsoever on any of their respective assets, now or hereafter owned, other than (i) liens in favor of the Lender; (ii) liens under workmen’s compensation, unemployment insurance and social security or similar laws; (iii) liens imposed by law, such as carriers, warehousemen’s or mechanic’s liens, incurred in good faith in the ordinary course of business which are not past due for more than thirty (30) days (other than to the extent a longer period is permitted by their creditors in the ordinary course of business) or which are being contested in good faith by appropriate proceedings, a stay of execution having been served; and (iv) other permitted liens set forth on Schedule 10(l) hereto.

m.
Loan and Advances. The Borrower shall not make any additional loans or advances to any individual, firm or corporation.

n.
Notwithstanding anything to the contrary herein or in the Loan Documents, the Borrower shall be permitted to provide security interests to Baha Mar, Ltd. and /or the Senior Baha Mar Project Lender (as that term is defined in the Loan Documents).

9.
Conditions Precedent. The obligation of the Lender to make the Loan is subject to the satisfaction by the Borrower of the following conditions precedent:

a.
The Borrower’ representations and warranties as contained herein shall be accurate and complete as of the date of closing.

b.
The Borrower shall not be in default under any of the covenants contained herein as of the date of closing.

c.
The Borrower shall have executed and delivered all of the Loan Documents to which it is a party.

10.
Events of Default; Acceleration; Remedies. The occurrence of any one or more of the following events shall constitute a default (an “Event of Default”) under this Agreement:

a.
If any statement, representation or warranty made by the Borrower in the Loan Documents, in connection therewith or any financial statement, report, schedule, or certificate furnished to the Lender by the Borrower, any of its representatives, employees or accountants during the term of this Agreement shall prove to have been false or misleading when made in any material respect.

b.
Default by the Borrower in payment within thirty (30) days of the due date of any principal or interest or other amounts called for under the Loan Documents.

c.
Default by the Borrower in the performance or observance of any of its obligations under the provisions, terms, conditions, warranties or covenants of the Loan Documents and such failure shall continue for a period of thirty (30) days or more following receipt of written notice thereof from the Lender.

Loan Agreement	4

d.
Either of the Borrower shall (i) apply for or consent to the appointment of a receiver, trustee or liquidator of any of their or its property, (ii) admit in writing their or its inability to pay their or its debts as they mature, (iii) make a general assignment for the benefit of creditors, (iv) be adjudicated a bankrupt or insolvent, (v) file a voluntary petition in bankruptcy, or a petition or an answer seeking reorganization to take advantage of any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law or statute, or an answer admitting the material allegations of a petition filed against it or he in any proceeding under any such law or (vi) offer or enter into any compromise, extension or arrangement seeking relief or extension of their or its debts.

e.
In the event that proceedings shall be commenced or an order, judgment or decree shall be entered against either of the Borrower, without the application, approval or consent of such Borrower (as the case may be) in or by any court of competent jurisdiction, relating to the bankruptcy, dissolution, liquidation, reorganization or the appointment of a receiver, trustee or liquidator of such Borrower of all or a substantial part of their or its assets, and such proceedings, order, judgment or decree shall continue undischarged or unstayed for a period of 90 days.

Upon the occurrence of any Event of Default, automatically upon an Event of Default under subsection (h) or (i) of this Section or otherwise at the election of the Lender, (i) all of the obligations of the Borrower to the Lender, either under this Loan Agreement or otherwise, will immediately become due and payable without further demand, notice or protest, all of which are hereby expressly waived; (ii) the Lender may proceed to protect and enforce its rights, at law, in equity, or otherwise, against the Borrower, either jointly or severally, and may proceed to liquidate and realize upon any of its collateral in accordance with the rights of a mortgagee or a secured party under the Uniform Commercial Code, any other applicable law, any Loan Document, any agreement between the Borrower and the Lender; and/or (iii) the Lender’s commitment to make further loans under this Agreement or any other agreement with either of the Borrower will immediately cease and terminate.

11.
General Provisions. The Lender and the Borrower agree as follows with respect to the Loan Documents:

a.
Waivers.

i.
The Borrower hereby waive, to the fullest extent permitted by law, presentment, notice, protest and all other demands and notices of any description and assent (1) to any extension of the time of payment or any other indulgence, (2) to any substitution, exchange or release of collateral, and (3) to the release of any other person primarily or secondarily liable for the obligations evidenced hereby.

ii.
No delay or omission on the part of the Lender in exercising any right, privilege or remedy hereunder shall operate as a waiver of such right, privilege or remedy or of any other right, privilege or remedy under the Loan Documents. No waiver of any right, privilege or remedy or any amendment to the Loan Documents shall be effective unless made in writing and signed by the Lender. A waiver on any one occasion shall not be construed as a bar to or waiver of any such right, privilege and/or remedy on any future occasion. No single or partial exercise of any power hereunder shall preclude other or future exercise thereof or the exercise of any other right. The acceptance by the Lender of any payment after any default under the Loan Documents shall not operate to extend the time of payment of any amount then remaining unpaid hereunder or constitute a waiver of any rights of the Lender hereof under the Loan Documents.

b.
Binding Agreement. The Loan Documents shall inure to the benefit of and shall be binding upon the parties hereto and their respective heirs, legal representatives, successors, and assigns.

Loan Agreement	5

c.
Entire Agreement and Amendment. The Loan Documents constitute the entire agreement between the Lender and the Borrower with respect to the Loan and shall not be changed in any respect except by written instrument signed by the parties thereto.

d.
Governing Law. The Loan Documents and all rights and obligations thereunder, including matters of construction, validity, and performance, shall be governed by and interpreted in accordance with the substantive laws of, the Commonwealth of Pennsylvania.

e.
Severability. If any term, condition, or provision of the Loan Documents or the application thereof to any person or circumstance shall, to any extent, be held invalid or unenforceable according to law, then the remaining terms, conditions, and provisions of the Loan Documents, or the application of any such invalid or unenforceable term, condition or provision to persons or circumstances other than those to which it is held invalid or unenforceable, shall not be affected thereby, and each term, condition, and provision of the Loan Documents shall be valid and enforced to the fullest extent permitted by law.

f.
Notice. Any demand or notice required or permitted under the Loan Documents shall be effective if either: (i) hand-delivered to the addressee, or (ii) five days after delivered to a private express company addressed to the addressee; (A) at the address shown below, or (B) if such party has provided the other in writing with a change of address, at the last address so provided. Any notice or demand mailed as provided in this paragraph shall be deemed given and received on the earlier of: (i) the date received; (ii) or the dote of refusal or non-delivery as indicated on the return receipt, if sent by private express as provided above.

Lender: [lender name]

Company: [company name]

Name: [name]

Address: [address]

Telephone: [telephone]

Email: [email]

SS# or Fed EIN#: [number]

Borrower:
Ocean Thermal Energy Corporation
800 South Queen Street
Lancaster, PA 17603
Telephone: (717) 299-1344
Email: jeremy@otecorporation.com

With a copy to:

Gerald Koenig
General Counsel
Ocean Thermal Energy Corporation
8220 Crestwood Heights Drive, #1105
McLean, VA 22102
Telephone: (703) 725-4002
Email:gerald@otecorporation.com

Loan Agreement	6

g.
Costs of Collection. The Borrower agrees to pay on demand all reasonable out-of-pocket costs of collection under the Loan Documents, including reasonable attorneys’ fees, whether or not any foreclosure or other action is instituted by the Lender in its discretion.

h.
Rights Cumulative. All rights and remedies of the Lender, whether granted herein or otherwise, shall be cumulative and may be exercised singularly or concurrently, and the Lender shall have, in addition to all other rights and remedies, the rights and remedies of a secured party under the Uniform Commercial Code of Pennsylvania. Except as otherwise provided by law, the Lender shall have no duty as to the collection or protection of the collateral or of any income thereon, or as to the preservation of any rights pertaining thereto beyond the safe custody thereof.

IN WITNESS WHEREOF, the Borrower and the Lender have executed this Loan Agreement as of the date indicated above.

Ocean Thermal Energy Corporation By: /s/ Jeremy Feakins Name: Jeremy Feakins Title: Chairman & CEO [Lender] By: /s/ [name] Name: [name] Title: [title]

Loan Agreement	7

PROMISSORY NOTE

$[note amount]	[note date], 2013

FOR VALUE RECEIVED, Ocean Thermal Energy Corporation, a Delaware Corporation with its registered offices at 800 South Queen Street, Lancaster, PA 17603 (the “Borrower”), hereby promise to pay to the order of [lender name], a [type of person], at [lender’s address] (the “Lender), or at any other place designated to the Borrower by the Lender in writing, the principal sum of [note amount] ($[note amount]), with interest as herein specified, and under the terms and conditions stated herein.

1.
Repayment of Principal and Interest. Principal and interest shall be repaid by Borrower to Lender as follows: Commencing on [date], 2014, Borrower shall make annual interest only payments in arrears (the “Payment Amounts”) with subsequent payments being made on the corresponding day of each of succeeding year until [date], 2023, at which time the principal shall be repaid together with the final interest payment.

All amounts payable hereunder are payable in United States Dollars at the address of the Lender set forth above in immediately available funds. Prior to a Default, all payments shall be applied first on account of other charges, second to accrued interest due on the unpaid balance of principal and finally the remainder of such payments shall be applied to unpaid principal. If a Default occurs, payments and monies received may be applied in any manner and order deemed appropriate by the Lender.

2.
Rates and Calculation of Interest. Interest on the outstanding and unpaid principal balance of the Loan shall be calculated for the actual number of days in the then current calendar year that principal is outstanding, based upon a year of three hundred sixty (360) days, accrue and shell, be paid at the fixed rate of interest per annum equal to ten percent (10%).

In no event shall the rate of interest hereunder be in excess of the maximum amount permitted by law. In the event the rate of Interest hereunder is determined to be in excess of the maximum amount permitted by law, such interest rate shall be automatically decreased to the maximum rate permitted by law.

In addition to all other rights contained in the Note, if a Default (defined herein) occurs and as long as a Default continues, all outstanding sums hereunder shall bear interest at the interest rate otherwise prevailing under the preceding paragraph, plus 3% (the “Default Rate”). The Default Rate shall also apply from acceleration until all unpaid sums and obligations (whether matured or contingent) hereunder and any judgment thereon are paid in full.

3.
Prepayment. This Note may be prepaid in whole or in part at any time at the option of the Borrower without premium or penalty. Each prepayment shall be applied first to the payment in full of other charges payable hereunder, then to accrued interest and the remainder of such payment, if any, shall be applied 7.3 the reduction of the unpaid principal balance.

4.
Loan Agreement. This Note is the Note referred to in the agreements between the Borrower, the Lender, and any surety executed in connection with this Note, including, but not limited to the Loan Agreement of even date herewith (the “Loan Agreement”) and the Loan Documents referenced therein (the “Loan Documents”). The failure of the Borrower and/or any surety to execute any such agreement or other document shall not affect the validity of this Note. This Note shall evidence all obligations of the Borrower to the Lender under the Loan Agreement and Loan Documents.

5.
Integration. The terms and conditions of this Note, together with the terms and conditions of the Loan Agreement and the Loan Documents, contains the entire understanding between the Borrower and the Lender with respect to the indebtedness evidenced hereby. Such understanding may not be amended, modified, or terminated except in writing duly executed by the parties hereto.

Promissory Note	1

6.
Default and Remedies. The occurrence of any default or event of default (“Default”), as defined in the Loan Agreement and/or the Loan Documents, shall constitute a Default of and under this Note.

When a Default occurs, the Lender, at its option, may declare the entire unpaid balance of principal of this Note, unpaid interest thereon and all other charges, costs and expenses provided for herein, in the Loan Agreement and/or any of the Loan Documents, and/or pursuant to any other agreements between Borrower and Lender, immediately due and payable without notice to or demand upon the Borrower. Upon the occurrence of a Default, the Lender shall have all of the rights and remedies with respect to this Note and with respect to all of the Lender’s collateral and security as described or in the Loan Agreement, the Loan Documents, in this Note, and/or otherwise as provided for by law, in equity, and otherwise, including the rights of a secured party under the law of Pennsylvania.

7.
Security. As security for the payment of this Note and for all other indebtedness, obligations, and undertakings of the Borrower under the Loan Agreement and the Loan Documents, the Borrower acknowledges that it has granted to Lender a security interest, mortgage and/or other liens and rights in all of the collateral and security described in the Loan Agreement and/or in the Loan Documents. The Lender shall have no duty or obligation to the Borrower, or to any endorser, guarantor, surety, or other party, to perfect any lien or security interest of the Lender in the Lender’s collateral and security. In addition, the Lender shall not be required to marshal any collateral or security or guaranties or to resort to the same in any particular order.

8.
Debt Service Reserve. The Company will create a Debt Service Reserve (the “DSR”) for the benefit of the holders of these Notes. The DSR will be funded with cash flow received by the Company from OTE BM Ltd. Monies deposited in the DSR can only be used for any Payment Amount. The DSR shall not exceed an amount equal to the outstanding Payment Amounts.

9.
Warrants. The holder of the Note will have the option to acquire from the Company up to [number] shares of common stock of Company at a price per share and subject to the conditions described in the Warrant Document.

10.
Waiver. The undersigned hereby waives presentment for payment, demand, notice of nonpayment, notice of protest, and protest of this Note, and all of the notices in connection with delivery, acceptance, performance, default, or enforcement of the payment of this Note. The failure by the Lender to exercise any right or remedy shall not be taken to waive the exercise of the same thereafter for the same or any subsequent Default. The Borrower waives any claim of set-off, recoupment and/or counterclaim. All notices to the Borrower shall be adequately given if mailed postage prepaid to the address appearing in the Lender’s records. The Borrower intends this Note to be a sealed instrument and to be legally bound hereby.

11.
Holder. The references to “Lender” herein shall be deemed to be references to any subsequent assignee, transferee, or other holder of this Note.

12.
Governing Law. This Note shall be construed in accordance with the laws of Pennsylvania, without reference to any conflict of laws provisions, as a Note made, delivered and to be wholly performed within Pennsylvania.

BORROWER: Ocean Thermal Energy Corporation By: /s/ Jeremy Feakins Name: Jeremy Feakins Title: Chairman & CEO

Promissory Note	2

SECURITY AGREEMENT

THIS SECURITY AGREEMENT (this “Agreement”) made this ____ day of _____________ 2013, by Ocean Thermal Energy Corporation, a Delaware corporation with its registered offices at 800 South Queen Street, Lancaster, PA 17603 (hereinafter referred to as the “Debtor”).

TO AND IN FAVOR OF:
__________________________________________________________________
having an office at:

__________________________________________________________________
(hereinafter referred-to as the “Lender”).

WITNESSETH:

WHEREAS, on or about even date herewith, Debtor has borrowed the sum of [note amount] ($[note amount]) from the Lender (the “Loan”), such loan to be evidenced by, among other things, a certain promissory note dated on or about even date herewith given by the Debtor in favor of Lender (the “Note”), a certain loan agreement dated on or about even date herewith and executed by and between the Debtor and Lender (the “Loan Agreement”), and certain other documents and instruments given in connection said Loan and referred to in the Loan Agreement as the “Loan Documents”; and

WHEREAS, to secure the payment of all sums due or which may become due under or in connection with the Note, Loan Agreement and the other Loan Documents, (all of such obligations secured hereby, hereinafter called the “Obligation(s)”), Lender has required that Debtor grant Lender a security interest in all business assets of the Debtor, including those assets at or related to the Premises, and Debtor has agreed to execute this Agreement.

NOW, THEREFORE, in consideration of the foregoing recitals, and in consideration of the Loan, the Obligations, and any extensions of credit made or to be made by the Lender to the Debtor, and intending to be legally bound hereby, the Debtor hereby agrees to and with Lender as follows:

1.
Definitions. As used in this Agreement, the following words and terms shall have the following meanings respectively, unless the context hereof clearly requires otherwise:

a.
“Accounts” shall have the meaning given to that term in the Code and shall include without limitation all rights of the Debtor, whenever acquired, to payment for goods sold or leased or for services rendered in connection with the Premises, whether or not earned by performance, and other obligations or indebtedness owed to the Debtor from whatever source arising; all rights of the Debtor to receive any payments in money or kind; all guarantees of the foregoing and security therefor; all of the right, title and interest of the Debtor in and with respect to the goods, services or other property that gave rise to or that secure any of the foregoing, and insurance policies and proceeds relating thereto, and all rights of the Debtor as an unpaid seller of goods and services, including, but not limited to, the rights of stoppage in transit, replevin, reclamation and resale; payment obligations arising out of the sale, lease or license of tangible or intangible property; credit card receivables; health care receivables; and all of the foregoing, whether now owned or existing or hereafter create or acquired.

b.
“Agreement” shall mean this Security Agreement as the same may be supplemented or amended from time to time.

c.
“Debtor’s Address” shall mean the address set forth in the first part of this Agreement.

Security Agreement	1

d.
“Chattel Paper” shall have the meaning given to that term in the Code and shall include without limitation all tangible and electronic chattel paper owned by the Debtor in connection with the Premises, whenever acquired, which evidence both a monetary obligation and a security interest in or a lease of specific goods.

e.
“Code” shall mean the applicable law now or hereafter in force in The Bahamas.

f.
“Collateral” shall mean any of the collateral described in Section 2 of this Agreement.

g.
“Commercial Tort Claims” shall mean those commercial tort claims more specifically described on Exhibit A attached hereto and made a part hereof.

h.
“Costs and Expenses” shall mean any and all sums, fees, costs, expenses and charges which the Lender may pay or incur (i) pursuant to any provision of this Agreement, or (ii) in connection with the preparation, execution, effectuation and administration of this Agreement or any other agreement or instrument executed in connection herewith, or (iii) in defending, protecting, preserving or enforcing its security interest or the Collateral or any other agreement or instrument executed in connection herewith, or (iv) otherwise in connection the provisions of this Agreement. “Costs and Expenses” shall include, but is not limited to, all search, filing and recording fees; taxes; attorneys’ fees and legal expenses; all fees and expenses for the service and filing of papers; premiums on insurance, bonds, and undertakings; fees of marshals, sheriffs, custodians, auctioneers, warehousemen, and others; travel expenses; all court costs and collection charges and all expenses of retaking, holding, assembling, cleaning and/or preparing any Collateral for sale or lease, selling, leasing and the like.

i.
“Deposit Accounts” shall have the meaning given to that term in the Code.

j.
“Documents” shall have the meaning given to that term in the Code and shall include without limitation all warehouse receipts (as defined by the Code) and other documents of title (as defined by the Code) owned by the Debtor, whenever acquired.

k.
“Event of Default” shall mean any of the Events of Default described in Section 4 of this Agreement.

l.
“Fixtures” shall have the meaning given to that term in the Code, and shall include without limitation leasehold improvements.

m.
“General Intangibles” shall have the meaning given to that term in the Code and shall include without limitation all leases under which the Debtor now or in the future leases and/or obtains a right to occupy or use real or personal property in connection with the Premises, or both, and all of the Debtor’s other contract rights, whenever acquired, and customer lists, choses in action, claims (including claims for indemnification), books, records, patents and patent applications, copyrights and copyright applications, trademarks, trade names, trade styles, trademark applications, blueprints, drawings, designs and plans, trade secrets, methods, processes, contracts, licenses, license agreements, formulae, tax and any other types of refunds, returned and unearned insurance premiums, rights and claims under insurance policies, and computer information, software, records and data, whenever acquired.

n.
“Goods” shall have the meaning given to that term in the Code and shall include without limitation, any computer program imbedded in such goods.

Security Agreement	2

o.
“Instruments” shall have the meaning given to that term in the Code and shall include without limitation all negotiable instruments (as defined in the Code), all certificated securities (as defined in the Code) and all other writings which evidence a right to the payment of money, now or after the date of this Agreement, owned by the Debtor in connection with the Premises, whenever acquired.

p.
“Inventory” shall have the meaning given to that term in the Code and shall include without limitation all goods owned by the Debtor in connection with the Premises, whenever acquired and wherever located, held for sale or lease or furnished or to be furnished under contracts of service, and all raw materials, work in process and materials owned by the Debtor and used or consumed in the Debtor’s business, whenever acquired and wherever located, and all products thereof, and all substitutions, replacements, additions, or accessions therefor and thereto.

q.
“Investment Property” shall have the meaning given to that term in the Code.

r.
“Letter of Credit Rights” shall have the meaning given to that term in the Code.

s.
“Premises” shall mean 800 South Queen Street, Lancaster, PA 17603.

t.
“Proceeds” shall have the meaning given to that term in the Code and shall include without limitation whatever is received when Collateral or Proceeds is sold, exchanged, collected or otherwise disposed of, whether cash or non-cash, and includes without limitation proceeds of insurance payable by reason of loss of, or damage to, Collateral.

u.
“Supporting obligations” shall have the meaning set forth in the Code.

v.
“Senior Baha Mar Project Lender” shall mean any debt financier providing capital for that certain Seawater District Cooling project for the Baha Mar resort complex in The Bahamas.

To the extent not defined in this Section 1, unless the context requires otherwise, all other terms contained in this Agreement shall have the meanings attributed to them by the Code, to the extent the same are used or defined therein.

2.
Grant of Security Interest. As security for payment to Lender of all the Obligations, and as security for performance of the agreements, conditions, covenants, provisions and stipulations contained herein, and in any renewal, extension, or modification hereof and in all other agreements and instruments made and given by Debtor to Lender in connection with any of the Obligations, the Debtor agrees that the Lender shall have, and the Debtor grants to and creates in favor of the Lender, a security interest under the Code in and to such of the Collateral as is now or in the future owned or acquired by the Debtor. Upon Borrower’s full satisfaction of the Obligations under the Loan Agreement and the Loan Documents, this security interest shall terminate.

“Collateral” shall mean collectively the Accounts, Chattel Paper, Commercial Tort Claims, Documents, Deposit Accounts, Goods, Equipment, Fixtures, General Intangibles, Instruments, Investment Property, Inventory, Letter of Credit Rights, Supporting Obligations and the Proceeds of each of them.

3.
Representations, Warranties and Covenants. The Debtor represents and warrants to and covenants with the Lender, and such representations, warranties and covenants shall be continuing so long as any of the Obligations remain outstanding, as follows:

a.
The Debtor utilizes no trade names in the conduct of its business, except the names set forth above in the first part of this Agreement, nor has Debtor been the surviving entity in a merger, or acquired any business.

Security Agreement	3

b.
The security interest in the Collateral granted to the Lender in this Agreement is and shall be a perfected first priority security interest in the Collateral and prior and superior to the rights of all third parties in the Collateral existing on the date of this Agreement or arising after the date of this Agreement, except for those interests which Debtor grants to other lenders under the same Series B Note issuance as this Loan and except for those interests which Debtor grants to the Senior Baha Mar Project Lender (the “Permitted Security Interests”).

c.
The Debtor is the owner of the Collateral free and clear of all security interests, mortgages, liens or encumbrances, except for liens that arise by operation of law with respect to obligations of the Debtor that are not yet due and payable; and the Debtor will defend the Collateral against all claims and demands of all persons at any time claiming an interest therein.

d.
Except with respect to financing undertaken as part of the project financing for the Seawater District Cooling project with Baha Mar, Ltd., the Debtor shall not mortgage, pledge, grant or permit to exist any new security interest in, or lien or encumbrance upon, any of the Collateral except for the security interests to which the Lender may give its prior consent.

e.
The Debtor shall maintain casualty insurance coverage on the Collateral in such amounts and of such types as may be required by Lender, and, in any event, as are ordinarily carried by similar businesses.

f.
The Debtor shall permit the Lender, through its authorized employees, agents and representatives, to inspect and examine the annual financial statements of the Debtor upon reasonable notice.

g.
The Debtor shall pay or deposit promptly when due all sales, use, excise, personal property, income withholding corporate, franchise, and other taxes, assessments and governmental charges upon or relating to its ownership or use of any of the Collateral.

h.
The Debtor authorizes the Lender to file financing statements describing the Collateral in such public offices as Lender may require, without Debtor’s signature. Said financing statements may describe the personal property set forth herein (i) by specific or general description, (ii) by collateral classification or category, (iii) by general reference to all of Debtor’s assets, or (iv) by such other manner as Lender may elect. If the law of the jurisdiction in which such instruments are filed requires Debtor’s signature, Debtor agrees to sign such financing statements, continuation statements, or other security agreements Lender may require. In addition, the Debtor shall, at any time and from time to time upon request of the Lender, execute and deliver to the Lender, in form and substance satisfactory to the Lender, such documents as Lender shall deem necessary or desirable to perfect or maintain perfected the security interest of the Lender in the Collateral or which may be necessary to comply with the law of the Commonwealth of The Bahamas, or the law of any other jurisdiction in which Debtor was formed or in which the Debtor may then be conducting business, or in which Debtor’s principal residence or chief executive office is located, or in which any of the Collateral may be located. Debtor hereby ratifies all financing statements filed by Lender prior to Debtor’s execution hereof.

i.
The Debtor shall pay any and all Costs and Expenses within thirty (30) days after written notice from Lender and submit to the Lender proof satisfactory to the Lender that such payment(s) have been made, or reimburse the Lender therefor.

j.
The Debtor, without first obtaining the prior written consent and approval of the Lender, will not sell, assign, lease or otherwise dispose of (whether in one transaction or in a series of transactions), any of its assets (whether now owned or hereafter acquired) except in the ordinary course of business.

Security Agreement	4

k.
If and to the extent that Equipment is part of the Collateral:

i.
All Equipment now owned is and all Equipment acquired in the future will be, in the possession of the Debtor at the Debtor’s Address. If such locations(s) is/are not owned by the Debtor, of if any of the Equipment is or shall be affixed to any real estate, including any buildings owned or leased by the Debtor in the operation of its business, the Debtor shall provide the Lender with waivers necessary to make the security interest in the Equipment valid against the Debtor and other persons holding an interest in such real estate. The Debtor shall notify the Lender at least thirty (30) days prior to any change of any location where any of the Equipment is or may be kept.

ii.
The Debtor shall keep and maintain all Equipment in good operating condition and repair and make all necessary repairs thereto and replace parts thereof so that the value and operating efficiency thereof shall at all times be maintained and preserved; and the Debtor shall keep complete and accurate books and records with respect to all Equipment, including maintenance records.

iii.
The Debtor shall retain and keep secure any and all evidence of ownership and certificates of origin and/or title to any and all of the Equipment.

iv.
The Debtor shall not, without the prior written consent of the Lender, sell, offer to sell, lease, offer to lease, or in any other manner dispose of any of the Equipment, except in the ordinary course of business, or as part of a purchase of the completed Seawater District Cooling project by Baha Mar, Ltd.

l.
If and to the extent that Accounts are a part of the Collateral:

i.
The Debtor has no other places of business except at Debtor’s Address. All records pertaining to the Accounts (including, but not limited to, computer records) and all returns of Inventory are kept at Debtor’s Address; and the Debtor will notify the Lender at least thirty (30) days prior to any change in the address where records pertaining to Accounts or Inventory are kept.

ii.
All books, records and documents relating to any of the Accounts (including, but not limited to, computer records) are and will be genuine and in all respects what they purport to be; and the amount of each Accounts shown on the books and records of the Debtor and will be the correct amount actually owing for, or to be owing at maturity of, each of the Accounts.

iii.
Until the Lender directs otherwise, the Debtor shall collect the Accounts, subject to the directions and control of the Lender at all times. Any proceeds of Accounts collected by the Debtor after an Event of Default shall not be co-mingled with other funds of the Debtor and shall at the Lender’s request be immediately delivered to the Lender in the form received except for necessary endorsements to permit collection. The Lender in its sole discretion may allow the Debtor to use such proceeds to such extent and for such periods, if any, as the Lender elects.

iv.
The Debtor shall, at the Lender’s request, furnish to the Lender within thirty (30) days after the end of each calendar month an aged analysis of all outstanding Accounts, in form and substance satisfactory to the Lender.

v.
The Debtor shall provide the Lender, at the Lender’s request, with copies of all invoices relating to the Accounts, evidence of shipment or delivery of Inventory, and such further information as the Lender may require, all in form satisfactory to the Lender.

Security Agreement	5

m.
The Debtor will not change its fiscal years or accounting and/or depreciation methods.

n.
The Debtor will not change its state of incorporation, formation or, organization.

o.
Debtor will not change its state organizational identification number or taxpayer identification number.

4.
Events of Default. As used in this Agreement, the term “Event of Default” shall mean any one or more of the following at the option of Lender:

a.
The occurrence of one or more of the events defined in the Loan Agreement or in any other document evidencing or securing any of the Obligations as an Event of Default;

b.
The failure of the Debtor to comply fully with all of the terms, conditions, representations, or covenants of this Agreement, including the covenants set forth in Paragraph 3 hereof, and such default shall have continued for a period of thirty (30) days after notice specifying such default and demanding that the same be cured shall have been given to Debtor, or if the default cannot reasonably be remedied within such period, if Debtor fails to commence to remedy the same within thirty (30) days and diligently thereafter to carry the same to completion;

c.
Any loss, theft, damage, or destruction of any material portion of the Collateral for which there is either no insurance coverage, or for which in the opinion of the Lender there is insufficient insurance coverage;

d.
The creation of any new security interest, mortgage, lien or encumbrance in favor of any person other than the Lender against the real or personal property of the Debtor (including, but not limited to, the Collateral), without the prior consent of the Lender; or

e.
The sale or other disposition of all or substantially all of the property or assets of the Debtor, any subsidiary of the Debtor or any accommodation party of the Debtor, other than in the ordinary course of business.

5.
Rights and Remedies. The Lender shall have, by way of example and not of limitation, the rights and remedies set forth in this Section 5 after the occurrence of any Event of Default:

a.
The Lender and any officer or agent of the Lender is hereby constituted and appointed as true and lawful attorney-in-fact of the Debtor with power:

i.
If and to the extent that Accounts are part of the Collateral, to notify or require the Debtor to notify any and all account debtors or parties against which the Debtor has a claim that such Accounts have been assigned to the Lender and/or that the Lender has a security interest therein and that all payments should be made to the Lender.

ii.
To endorse the name of the Debtor upon any instruments or payments (including but not limited to, payments made under any policy of insurance) that may come into the possession of the Lender in full or partial payment of any amount owing to the Lender.

iii.
To sign and endorse the name of the Debtor upon any invoice, freight or express bill, bill of lading, storage or warehouse receipt, or drafts against account debtors or other obligors, and, if and to the extent that Accounts are part of the Collateral to sign and endorse the name of the Debtor on any assignments, verifications and notices in connection with such Accounts, and any instrument or document relating thereto or to the rights of the Debtor therein.

Security Agreement	6

iv.
To notify post office authorities to change the address for delivery of mail of the Debtor to an address designated by the Lender and to receive, open and dispose of all mail addressed to the Debtor.

v.
If and to the extent that Accounts are part of the Collateral, to send requests for verification to account debtors or other obligors.

vi.
To sell, assign, sue for, collect, or compromise payment of all or any part of the Collateral in the name of the Debtor or in its own name, or make any other disposition of the Collateral, or any part thereof, which disposition may be for cash, credit or any combination thereof; and the Lender may purchase all or any part of the collateral at public, or, if permitted by law, private sale, and, in lieu of actual payment of such purchase price, may set off the amount of such price against the Obligations.

vii.
The Debtor grants to the Lender, as the attorney-in-fact of the Debtor, full power of substitution and full power to do any and all things necessary to be done as fully and effectually as the Debtor might or could do but for this appointment and hereby ratifying all that said attorney-in-fact shall lawfully do or cause to be done by virtue hereof. Neither the Lender nor its officers and agents shall be liable for any acts or omissions or any error of judgment or mistake of fact or law in its capacity as such attorney-in-fact. This power of attorney is coupled with an interest and shall be irrevocable so long as any of the sums becoming due under this Agreement, or any of the Obligations, and/or performance under all the other provisions contained herein and therein, shall remain outstanding.

b.
The Lender shall have the right to enter and/or remain upon the premises of the Debtor without any obligation to pay rent to the Debtor or others, or any other place or places where any of the Collateral is located and kept, and:

i.
Remove Collateral therefrom to the premises of the Lender or any of its agents, for such time as the Lender may desire, in order to maintain, sell, collect and/or liquidate the Collateral; or

ii.
Use such premises, together with materials, supplies, books and records of the Debtor, to maintain possession and/or the condition of the Collateral, and to prepare the Collateral for selling, liquidation or collecting.

c.
The Lender may require the Debtor to assemble the Collateral at the Mortgaged Premises (as such term is defined in the Loan Agreement).

d.
Any notice required to be given by the Lender of a sale or other disposition by the Lender of any of the Collateral, made in accordance with this Agreement, which is mailed or delivered at least fifteen (15) days prior to such proposed action, shall constitute fair and reasonable notice to the Debtor of any such action. In the event that any of the Collateral is used in conjunction with any real estate, the sale of the Collateral with and as one parcel of any such real estate of the Debtor shall be deemed to be a commercially reasonable manner of sale. Lender has no obligation to clean up or otherwise prepare the Collateral for sale, and Lender may specifically disclaim warranties of title or the like. The net proceeds realized by the Lender upon any such sale or other disposition, after deduction of the Costs and Expenses, shall be applied toward satisfaction of the remaining Obligations. If the Lender sells any of the Collateral upon credit, only the payments actually made by the purchaser and received by Lender are to be applied to the Obligations. In the event the purchaser fails to pay for the Collateral, Lender may resell the collateral and Debtor shall be credited with the proceeds of the sale. The Lender shall account to the Debtor for any surplus realized upon such sales or other disposition and the Debtor shall remain liable for any deficiency. The commencement of any action, legal or equitable, shall not affect the security interest of the Lender in the Collateral until the Obligations or any judgment(s) therefor are fully paid.

Security Agreement	7

e.
Lender may exercise an immediate right of setoff against any accounts or deposits the Debtor may have with Lender. This subsection shall not be construed as a limitation on any rights the Lender may have against Debtor, any other parties or any other accounts or deposits.

f.
The Lender shall have, in addition to any other rights and remedies contained in this Agreement and any other agreements, instruments, and documents heretofore, now, or hereafter executed by the Debtor and delivered to the Lender all of the rights and remedies of a secured party under the Code, all of which rights and remedies shall be cumulative and nonexclusive, to the extent permitted by law.

6.           General Provisions.

a.
No delay or failure of the Lender in exercising any right, power, or privilege under this Agreement shall affect such right, power or privilege; nor shall any single or partial exercise thereof or any abandonment or discontinuance of steps to enforce such a right, power of privilege preclude any further exercise thereof or of any other right, power or privilege. The rights and remedies of the Lender are cumulative. Any waiver, permit, consent or approval of any kind or character on the part of the Lender of any breach or default under this Agreement or any such waiver of any provisions or condition of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing.

b.
The Debtor hereby confirms the Lender’s right of Lender’s lien and setoff, and nothing in this Agreement shall be deemed a waiver or prohibition of the Lender’s right thereto.

c.
All notices, statements, requests and demands given to or made upon the Debtor or the Lender in accordance with the provisions of this Agreement shall be given as follows.

If to Debtor:	Ocean Thermal Energy Corporation
ATTN: Jeremy P. Feakins, President
800 South Queen Street
Lancaster, Pennsylvania 17603-5818

With a copy to:	Gerald Koenig, General Counsel
Ocean Thermal Energy Corporation
822 Crestwood Heights Drive, #1105
McLean, VA 22102

If to Lender at:

With a copy to:

All notices hereunder shall be in writing and shall be deemed to have been duly given for all purposes when (i) delivered in person, or (ii) when deposited in the mail as registered or certified, return receipt requested, postage prepaid, or (iii) when sent for delivery by any overnight delivery service which requires the signature of the party who accepts delivery. All notices shall be directed to the party to receive the same at its address stated above or at such other address as may be substituted by notice given as herein provided.

Security Agreement	8

d.
The provisions of this Agreement may from time to time be amended in writing signed by the Debtor and the Lender.

e.
This Agreement shall be governed by and construed and enforced under the laws of the Commonwealth of The Bahamas.

f.
If any provision of this Agreement shall for any reason be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision of this Agreement or any other agreement between the Debtor and the Lender; but this Agreement shall be construed as if such invalid or unenforceable provision had never been contained herein.

g.
All paragraph headings in this Agreement are included for convenience only and are not to be construed as a part hereof or in any way as limiting or amplifying the terms hereof.

h.
This Agreement may be executed in as many counterparts as may be deemed necessary and convenient, and each of which when so executed shall be deemed an original but all such counterparts shall constitute but one and the same writing.

i.
The provisions of this Agreement shall be binding upon and shall inure to the benefit of the successors and assigns of the Lender and the Debtor; provided, however, that the Debtor may not assign any of their rights or delegate any of its obligations hereunder without the prior written consent of the Lender.

j.
Debtor gives Lender and its affiliates a continuing lien on, and security interest in, all present and future property of Debtor held by Lender and/or its affiliates, including special and general deposits.

k.
Each reference in this Agreement to the Lender shall be deemed to include its successors and assigns. Any pronouns used in this Agreement shall be construed in the masculine, feminine, neuter, singular, or plural as the context may require. The agreements and obligations on any part of the Debtor herein contained shall remain in force and applicable notwithstanding any changes in the individuals comprising the limited liability company or corporation and the terms “Debtor” shall include any altered or successive limited liability companies or corporations; provided, however, that the predecessor limited liability companies or corporations shall not thereby be released from any of their obligations and liabilities hereunder.

l.
The Lender may from time to time, without notice to the Debtor, sell, assign, transfer or otherwise dispose of all or any part of its right, title and interest in the Loan, in any of the Obligations and/or the Collateral therefor. In such event, each and every immediate and successive purchaser, assignee, transferee, or holder of any or any part of the Loan, the Obligations and/or the Collateral shall have the right to enforce this Agreement, by legal or equitable action or otherwise, for its own benefit, as fully as if such purchaser, transferee, or holder were in this Agreement by name specifically given such rights. Lender shall have an unimpaired right to enforce this Agreement, for its own benefit, for the portion of the Loan and/or Obligations and/or the Collateral which the Lender has not sold, assigned, transferred or otherwise disposed of.

Security Agreement	9

IN WITNESS WHEREOF, the Debtor has caused this Agreement to be executed as of the date first above written.

DEBTOR: Ocean Thermal Energy Corporation By: /s/ Jeremy Feakins Name: Jeremy Feakins Title: Chairman & CEO

Security Agreement	10

WARRANT

To Purchase up to [number] Shares of the
Common Stock, $0.001 - Par Value Per Share,
of
Ocean Thermal Energy Corporation

This is to certify that, for value received, [lender name] (“Lender”) or any permitted transferee (Lender or such transferee being hereinafter called the “Holder”) is entitled to purchase, subject to the provisions of this Warrant, from Ocean Thermal Energy Corporation, a Delaware corporation (“OTE”). at any time on or after the date hereof, an aggregate of up to [number] fully paid and nonassessable shares of common stock, $0.001 par value (the “Common Stock”), of OTE at a price per share equal to 10% discount off the price of OTE’s common stock as at the time of the IPO of OTE on the Alternative Investment Market (AIM) of the London Stock Exchange or the opening share price of the Reverse Merger on the Over the Counter (OTC) market, subject to adjustment as herein provided (the “Exercise Price”).

1.
Exercise of Warrant. Subject to the provisions hereof, this Warrant may be exercised, in whole or in part, or sold, assigned or transferred at any time or from time to time on or after the date hereof but not later than September 30. 2023. This Warrant shall be exercised by presentation and surrender hereof to OTE at the principal office of OTE, accompanied by (i) a written notice of exercise, (ii) payment to OTE, for the account of OTE, of the Exercise Price for the number of shares of Common Stock specified in such notice, and (iii) a certificate of the Holder specifying the event or events which have occurred and entitle the Holder to exercise this Warrant. The Exercise Price for the number of shares of Common Stock specified in the notice shall be payable in immediately available funds.

Upon such presentation and surrender, OTE shall issue promptly (and within one business day if reasonably requested by the Holder) to the Holder or its assignee, transferee or designee the number of shares of Common Stock to which the Holder is entitled to hereunder. Partial exercise of this Warrant is not authorized. OTE covenants and warrants that such shares of Common Stock, when so issued, will be duly authorized, validly issued, fully paid and nonassessable, and free and clear of all liens and encumbrances.

2.
Reservation of Shares; Preservation of Rights of Holder. OTE shall at all times while this Warrant is outstanding and unexercised, maintain and reserve such number of authorized but unissued shares of Common Stock as may be  necessary so that this Warrant may be exercised.

3.
Fractional Shares. OTE shall not be required to issue any fractional shares of Common Stock upon exercise of this Warrant. In lieu of any fractional shares, the Holder shall be entitled to receive an amount in cash equal to the amount of such fraction multiplied by the Exercise Price.

4.
Exchange or Loss of Warrant. This Warrant is exchangeable, without expense, at the option of the Holder, upon presentation and surrender hereof at the principal office of OTE for other warrants of different denominations entitling the Holder to purchase, in the aggregate, the same number of shares of Common Stock issuable hereunder. The term “Warrant” as used herein includes any warrants for which this Warrant may be exchanged. Upon receipt by OTE of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, OTE will execute and deliver a new Warrant of like tenor and date.

5.
Adjustment. The number of shares of Common Stock issuable upon the exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time as provided in this Paragraph.

Warrant	1

a.
Stock Dividends, etc.

i.
Stock Dividends. In case OTE shall pay or make a dividend or other distribution on any class of capital stock of OTE payable in Common Stock, the number of shares of Common Stock issuable upon exercise of this Warrant shall be increased by multiplying such number of shares by a fraction of which the denominator shall be the number of shares of Common Stock outstanding at the close of business on the day immediately preceding the date of such distribution and the numerator shall be the sum of such number of shares and the total number of shares of Common Stock constituting such dividend or other distribution, such increase to become effective immediately after the opening of business on the day following such distribution.

ii.
Subdivisions. In case outstanding shares of Common Stock shall be subdivided into a greater number of shares of Common Stock, the number of shares of Common Stock issuable upon exercise of this Warrant at the opening of business on the day following the day upon which such subdivision becomes effective shall be proportionately increased, and, conversely, in case outstanding shares of Common Stock shall each be combined into a smaller number of shares of Common Stock, the number of shares of Common Stock issuable upon exercise of this Warrant at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately decreased, such increase or decrease, as the case may be, to become effective immediately after the opening of business on the day following the date upon which such subdivision or combination becomes effective.

iii.
Reclassifications. The reclassification of Common Stock into securities (other than Common Stock) and/or cash and/or other consideration shall be deemed to involve a subdivision or combination, as the case may be, of the number of shares of Common Stock outstanding immediately prior to such reclassification into the number or amount of securities and/or cash and/or other consideration outstanding immediately thereafter and the effective date of such reclassification shall be deemed to be “the day upon which such subdivision becomes effective,” or “the day upon which such combination becomes effective,” as the case may be, within the meaning of clause (2) above.

iv.
Optional Adjustments. OTE may make such increases in the number of shares of Common Stock issuable upon exercise of this Warrant, in addition to those required by this Subparagraph (A), as shall be determined by its Board of Directors to be advisable in order to avoid taxation so far as practicable of any dividend of stock or stock rights or any event treated as such for tax purposes to the recipients.

v.
Adjustment to Exercise Price. Whenever the number of shares of Common Stock issuable upon exercise of this Warrant is adjusted as provided in this Subparagraph (A), the Exercise Price shall be adjusted by a fraction in which the numerator is equal to the number of shares of Common Stock issuable prior to the adjustment and the denominator is equal to the number of shares of Common Stock issuable after the adjustment, rounded to the nearest cent.

b.
Definition. For purposes of this Paragraph 5, the term “Common Stock” shall include (1) any shares of OTE of any class or series which has no preference or priority in the payment of dividends or in the distribution of assets upon any voluntary or involuntary liquidation, dissolution or winding up of OTE and which is not subject to redemption by OTE and (2) any rights or options to subscribe for or to purchase shares of Common Stock or any stock or securities convertible into or exchangeable for shares of Common Stock (such convertible or exchangeable stock or securities being hereinafter called “Convertible Securities”), whether or not such rights or options or the right to convert or exchange any such Convertible Securities are immediately exercisable. For purposes of any adjustments made under this Paragraph 5 as a result of the distribution, sale or other issuance of rights or options or Convertible Securities, the number of shares of Common Stock outstanding after or as a result of the occurrence of events described in Paragraph 5 shall be calculated by assuming that all such rights, options or Convertible Securities have been exercised for the maximum number of shares issuable thereunder.

Warrant	2

6.
Notice. Whenever the number of shares of Common Stock for which this Warrant is exercisable is adjusted as provided in Paragraph 5, OTE shall promptly compute such adjustment and mail to the Holder a certificate, signed by the principal financial officer of OTE setting forth the number of shares of Common Stock for which this Warrant is exercisable as a result of such adjustment having become effective.

7.
Rights of the Holder.

a.
Without limiting the foregoing or any remedies available to the Holder, it is specifically acknowledged that the Holder would not have an adequate remedy at law for any breach of the provisions of this Warrant and shall be entitled to specific performance of OTE’s obligations under, and injunctive relief against any actual or threatened violation of the obligations of any person subject to, this Warrant.

b.
The Holder shall not, by virtue of its status as Holder, be entitled to any rights of a stockholder in OTE.

8.
Termination. This Warrant and the rights conferred hereby shall terminate on September 30, 2023.

9.
Governing Law. This Warrant shall be deemed to have been delivered in, and shall be governed by and interpreted in accordance with the substantive laws of, the Commonwealth of Pennsylvania.

Dated: [warrant date], 2013

Ocean Thermal Energy Corporation By: /s/ Jeremy Feakins Name: Jeremy Feakins Title: Chairman & CEO

Warrant	3

Series B Promissory Notes and Warrants

Name	Note Amount	# of Warrants	Exercise Price	Expiration

Joseph Layman	$ 50,000.00	10,000	20% Disc off Opening Price	9/30/2023
Soloman Edwards Group	$ 50,000.00	10,000	20% Disc off Opening Price	9/30/2023
Donald & Kathleen Lindman	$ 50,000.00	10,000	20% Disc off Opening Price	9/30/2023
Greg Crumling	$ 50,000.00	10,000	20% Disc off Opening Price	9/30/2023
Patricia Benedict	$ 50,000.00	10,000	20% Disc off Opening Price	9/30/2023
Bernieri Family Trust	$ 50,000.00	10,000	20% Disc off Opening Price	9/30/2023
Bernieri Family Trust	$ 50,000.00	10,000	20% Disc off Opening Price	9/30/2023
Pensco Trust FBO Charles Hartman IRA	$ 25,000.00	5,000	20% Disc off Opening Price	9/30/2023
Gary Gilbert	$ 50,000.00	10,000	20% Disc off Opening Price	9/30/2023
Pensco Trust FBO Paul Ogurcak	$ 25,000.00	5,000	20% Disc off Opening Price	9/30/2023
Charles Hartman	$ 50,000.00	10,000	20% Disc off Opening Price	9/30/2023
Jeff & Lori Martin	$ 25,000.00	5,000	20% Disc off Opening Price	9/30/2023
	$ 525,000.00	105,000

Warrant Schedule